                                                                    Exhibit 99.3

                             EMPLOYEE RETENTION PLAN

                                   ARTICLE I.

                                     PURPOSE

         Lone Star Steakhouse & Saloon, Inc. (the "Company") is currently contemplating an agreement that would result in a change in control of the
Company (together with any alternative transaction that results in the change in control of the Company, the "Transaction"). The Company recognizes that the
Transaction is unsettling to a number of employees of the Company at our principal offices in Wichita and wishes to make arrangements at this time to help assure their continuing dedication to the duties of the Company. As such, the Employee Retention Plan (the "Plan") is intended to reward selected officers and key employees of the Company who continue to provide services to the Company after the consummation of the Transaction, and to reward such employees for their contributions toward a successful completion of the Transaction.

                                   ARTICLE II.

                                   DEFINITIONS

(a)      "CAUSE" shall have the meaning set forth in the employment agreement, if any, between the Company and the Participant; PROVIDED that if no agreement containing such definition is in effect, then "Cause" shall mean during the period commencing on the Effective Time and ending six months after the Effective Time there has been (i) willful misconduct in the performance of the Participant's duties and responsibilities to the Company ; or (ii) conviction (or pleading NO LO CONTENDRE) of the
         Participant for a felony or a crime involving moral turpitude.

(b)      "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

(c)      "COMPANY" has the meaning set forth in Article I of the Plan.

(d)      "EFFECTIVE TIME" has the meaning ascribed to such term in the Merger
         Agreement.

(e)      "GOOD REASON" means (w) Participant ceases to hold the position with the Company that Participant held immediately prior to the Effective
         Time, or, if such position ceases to be held, another position for which the Participant is reasonably suited by training, education and experience; (x) Participant's responsibilities or authority are downgraded following the Effective Time, except to the extent that such downgrade results from the Company becoming the subsidiary of another entity; (y) reduction of Participant's compensation and benefits
         (excluding equity-related compensation) in effect at the Effective
         Time; or (z) relocation of Participant's principal place of business more than 35 miles from its location immediately prior to the closing of the Transaction provided that in the case of (w) or (x), the failure has continued for more than ten business days after notice from the
         Participant specifying in reasonable detail the nature of the failure.

(f)      "TRANSACTION" has the meaning set forth in Article 1 of the Plan.

(g)      "MERGER AGREEMENT" means the merger agreement between the Company and
         Lone Star U.S. Acquisitions LLC and COI Acquisition Corp. dated as of
         August 18, 2006.

(h)      "MERGER AGREEMENT DATE" means the date on which the Merger Agreement is executed by the Company, Lone Star U.S. Acquisitions LLC and COI
         Acquisition Corp.

(i)      "PARTICIPANT" means any officer or key employee of the Company who is specifically listed on Schedule A hereto.

(j)      "PLAN" means this Employee Retention Plan.

(k)      "RETENTION BONUS" means the bonus for which a Participant is eligible pursuant to Article V of the Plan.

                                  ARTICLE III.

                             EFFECTIVE DATE OF PLAN

         This Plan is effective as of the Merger Agreement Date, provided, however, that if the Merger Agreement is terminated prior to the consummation of the Merger, then this Plan and the Company's obligations hereunder shall automatically terminate at the same time.

                                   ARTICLE IV.

                                   ELIGIBILITY

         The Participants in the Plan shall include only those officers and employees of the Company who are employed by the Company as of the Merger
Agreement Date and listed on Schedule A hereto.

                                   ARTICLE V.

                                RETENTION BONUSES

5.01.    Each Participant who remains continuously employed by the Company from the Merger Agreement Date through the six month anniversary of the
         Effective Time shall be entitled to a Retention Bonus in an amount equal to the amount set forth on Schedule A.

5.02.    Fifty percent (50%) of the Retention Bonus shall be paid to the
         Participant in cash within three (3) business days after the three-month anniversary of the Effective Time of the Merger, provided the Participant remains continuously employed by the Company from the
         Effective Time through such three-month anniversary.

5.03.    The remaining fifty percent (50%) of the Retention Bonus shall be paid to the Participant in cash within three (3) business days after the six-month anniversary of the Effective Time of the Merger, provided the
         Participant remains continuously employed by the Company from the
         Effective Time through such six-month anniversary.

5.04.    If the Company terminates a Participant's employment without Cause prior to the six-month anniversary of the Effective Time of the Merger or the Participant terminates his or her employment with the Company for Good Reason, the Company shall make a lump sum cash payment to the
         Participant within three (3) business days after the date of such termination of employment in an amount equal to the full amount of the
         Retention Bonus, to the extent not theretofore paid pursuant to Section
         5.2 or Section 5.3.

5.05.    A Participant whose employment with the Company terminates prior to the
         [six-month] anniversary of the Effective Time for any reason other than a termination by the Company without Cause or a termination by the
         Participant for Good Reason shall not be entitled to any subsequent payments under the Plan; provided that in the event of the
         Participant's death or disability, the Committee, in its sole discretion, may pay out some or all of any unpaid Retention Bonuses to the Participant or his or her beneficiary, heirs, executor administrator or successors in interest.

                                  ARTICLE VI.

                                 ADMINISTRATION

         The Plan shall be administered by the Committee (or any successor thereto) consistent with the purpose and terms of the Plan. The Committee (as constituted prior to the Effective Time) shall have full power and authority to interpret the Plan, to select the employees eligible to participate, and to make any other determinations and to take such other actions as it deems necessary or advisable in carrying out its duties under the Plan, including the delegation of such authority or power, where appropriate. All decisions and determinations by the Committee shall be final, conclusive and binding on the Company, all employees and any other persons having or claiming an interest hereunder.

                                  ARTICLE VII.

                            AMENDMENT AND TERMINATION

         The Plan shall terminate when the total amount of all Retention Bonuses has been paid to the respective Participants, or at such earlier time pursuant to Article III of the Plan. The Plan may not be amended in any manner that is adverse to a Participant without the written consent of such Participant, except as necessary to comply with or qualify for an exemption from Section 409A of the
Internal Revenue Code of 1986, as amended, or other applicable law.

                                  ARTICLE VIII.

                                  MISCELLANEOUS

8.1.     Benefits provided under the Plan shall be in addition to any increased payments or accelerated vesting available under any other employee benefit plan, program or arrangement, including an individual employment or severance agreement.

8.2.     No Retention Bonus shall be taken into consideration for the calculation of any pension, severance or other benefit under any employee benefit plan, program or arrangement, except as shall be required by applicable law.

8.3.     The right of a Participant to receive a Retention Bonus shall not be deemed a right to continued employment prior to or after the Effective
         Time, and shall not entitle the Participant to additional retention payments under any other retention program implemented by the Company.

8.4.     No person shall have the power or right to transfer (other than by will or the laws of descent and distribution), alienate or otherwise encumber such person's interest under the Plan. The provisions of the
         Plan shall inure to the benefit of each Participant and the
         Participant's beneficiaries, heirs, executors, administrators and successors in interest.

8.5.     The Company may make such provisions and take such action as it may deem necessary or appropriate for the withholding of any taxes that the
         Company believes to be required by any law or regulation of any governmental authority, whether Federal, state or local, to withhold in connection with any Retention Bonus.

8.6.     The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor and on the Company and its successors, whether by way of merger, consolidation, purchase or otherwise. Following the Effective
         Time, the Plan shall be binding on the Surviving Corporation, as defined in the Merger Agreement, to the same extent as if the Surviving
         Corporation had expressly assumed the Plan.

8.7.     The Plan and all determinations made and actions taken under the Plan shall be governed by the laws of Delaware.

8.8.     If any provision of the Plan is held unlawful or otherwise invalid or unenforceable, in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other parts of the Plan, which parts shall remain in full force and effect.

8.9.     A Participant's rights under the Plan and the timing under which a
         Participant has a right to receive any payment under the Plan shall be amended or modified, as necessary, to conform to any requirements under
         Section 409A of the Code to the extent applicable to this Plan, but no such amendment or modification shall impair the rights of any
         Participant without his or her consent.